SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 14, 2005



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)




                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



              000-23213                                43-1718931
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       (Commission File Number)          (I.R.S. Employer Identification Number)

13705 SHORELINE COURT EAST, EARTH CITY, MO              63045
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(Address of principal executive offices)              (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

     Young Innovations, Inc. entered into a Rule 10b5-1 stock repurchase plan on March 14, 2005 with Robert W. Baird & Co. Incorporated ("Baird"). Pursuant to the plan, Baird will repurchase the Registrant's common stock under the Registrant's previously announced stock repurchase program. Repurchases under the plan are scheduled to take place between March 14, 2005 and September 14, 2005. The maximum number of shares which can be repurchased under the plan is 100,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      YOUNG INNOVATIONS, INC.


                                      By: /s/ Christine Boehning
                                         ---------------------------------------
                                              Christine Boehning
                                              Vice President and Chief Financial
                                              Officer

Dated:  March 14, 2005